Condensed Consolidated Statements of Operations - USD ($)	3 Months Ended		11 Months Ended	12 Months Ended
	Oct. 31, 2015	Oct. 31, 2014	Jul. 31, 2014	Jul. 31, 2015
Revenue	$ 35	$ 0
Cost of Sales	0	0
Gross Income	35	0
Operating Expenses
Professional fees	6,206	9,100	$ 40	$ 45,544
General and administrative	33,825	22,265	45,187	95,912
Total Operating Expenses	40,031	31,365	45,227	141,456
LOSS FROM OPERATIONS BEFORE INCOME TAXES	(39,996)	(31,365)	(45,227)	(141,456)
Provision for Income Taxes	0	0	0	0
NET LOSS	$ (39,996)	$ (31,365)	$ (45,227)	$ (141,456)
Net Loss Per Share - Basic and Diluted	$ (0.01)	$ (0.00)	$ (0.01)	$ (0.02)
Weighted average number of shares outstanding during the year - Basic and Diluted	6,485,326	6,437,500	5,613,975	6,437,500